LEASE AGREEMENT
     THIS  AGREEMENT,  made  the  15th  day  of  June,  2001  by  and  between
               NEW  BRUNSWICK  SCIENTIFIC  CO.,  INC.
               44  Talmadge  Road
               P.O.  Box  4005
               Edison,  New  Jersey  08818-4005
(hereinafter  called  the  "Landlord");  and
               DGI  BIOTECHNOLOGIES,  INC.
               40  Talmadge  Road
               P.O.  Box  424
     Edison,  New  Jersey  08818-0424
(hereinafter  called  the  "Tenant").
                              W I T N E S S E T H:
                              - - - - - - - - - -
     WHEREAS, the Landlord owns certain lands and premises in the Township of Edison, County of Middlesex, and State of New Jersey, situated on 44 Talmadge Road, Edison, County of Middlesex, New Jersey, and containing 243,000 square feet of building, (the "Premises");
     WHEREAS, the Tenant intends to enter into an equity financing transaction with one or more investors (the "Financing"), and in contemplation thereof the Landlord and Tenant desire to enter into this Lease Agreement; and
     WHEREAS, the Landlord intends to lease to the Tenant that portion of said building containing approximately 8,800 square feet, located in the northeast corner of the Premises (the "Leased Premises");
     NOW, THEREFORE, KNOW ALL MEN BY THESE PRESENTS, that for the rents reserved, the mutual considerations herein and the parties mutually intending to be legally bound hereby, the Landlord does demise, lease and let unto the Tenant; and the Tenant does rent and take from the Landlord the Leased Premises and the Landlord and Tenant do hereby mutually covenant and agree as follows:
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     1.  LEASED  PREMISES
         ----------------
         The Leased Premises shall consist of approximately 8,800 square feet located in the northeast corner of the Premises. At no additional cost to Tenant, Landlord will provide access to and use of the common areas and space that Tenant has been utilizing prior to the date hereof for refrigerated storage, general storage and radioactive material storage, and autoclaves (the "Common Storage Area"). The term "Common" as used herein denotes co-use by Landlord and Tenant. In addition to the foregoing, Landlord will provide Tenant, at no additional cost to Tenant, access and use of the common water supply and a total of seventeen (17) parking spaces (which shall include an appropriate number of handicapped parking spaces), clearly marked for Tenant's visitors in the parking area in front of Leased Premises and as many unmarked parking spaces as needed for Tenant's employees in the rear parking lot of the Premises. The Tenant shall be permitted to affix signs, in location, content and style reasonably acceptable to the Landlord, on the front door or area adjacent to the front door of the Leased Premises and in front of the Premises. All signs installed by the Tenant shall conform with all municipal ordinances or other applicable laws and regulations.
     2.  TERM  OF  LEASE
         ---------------
         The Landlord leases unto the Tenant and the Tenant hires the aforementioned Leased Premises for a term commencing on the date of the first closing of the Financing and to terminate on May 31, 2003 (the "Term"); however, Tenant may terminate this lease at any time by providing Landlord with ninety
(90) days prior written notice. Landlord may terminate this lease at any time by providing the Tenant with at least one (1) year's prior written notice.
     3.  FIXED  RENT
         -----------
         (a) The fixed annual rent during the term of this Lease shall be Two Hundred Eleven Thousand Two Hundred Dollars and 00/100 ($211,200.00) per year payable by the Tenant in equal monthly installments of Seventeen Thousand Six Hundred Dollars and 00/100 ($17,600.00) each on or before the first day of each month, in advance. The fixed annual rent is the total rent due Landlord by Tenant it being understood that Landlord shall be solely responsible for paying
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all  utilities,  meter  charges,  service  charges  and utilities including gas, electric, city water, sewer, garbage disposal and standby sprinkler charges, if any for the Premises, Leased Premises, and Common Storage Areas. Landlord shall further be responsible for paying all real estate taxes and fire insurance premiums for the premises and improvements thereon (as set forth in Article 8
(a))  in  connection  with  the  Leased  Premises.
         (b) All rents due herein and other sums due under this Lease shall be paid in U.S. funds payable on a U.S. bank at the office of the Landlord or at such other place designated by Landlord from time to time, without any prior demand and without any deduction or set-off whatsoever promptly on the dates due.
         (c) Tenant hereby acknowledges that late payment to Landlord of rent or other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. If any rent or other sums due from Tenant is not received by Landlord within thirty (30) days after its due date, then Tenant shall pay to Landlord a late charge equal to three percent (3%) of such overdue amount, plus costs and reasonable attorneys' fees, if any, incurred by Landlord to collect amounts due from Tenant. The parties hereby agree that such late charges represent a fair and reasonable estimate of the cost that Landlord will incur by reason of Tenant's late payment. Landlord's acceptance of such late charges shall not constitute a waiver of Tenant's default with respect to such overdue amount or estop Landlord from exercising any of the other rights and remedies provided under this Lease or at law.
     4.  USE
         ---
         Tenant  shall  use the Leased Premises for research and development and general office space (and for no other purpose whatsoever) subject to and in accordance with all rules, regulations, laws, ordinances, statutes and requirements of all government authorities having jurisdiction over the Leased Premises. Tenant warrants to the Landlord it will not permit any flammable or hazardous materials, other than materials of the same nature or type as those materials used by the Tenant prior to the date of this Agreement, to enter, be
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stored, used or remain on the Leased Premises or Common Storage Area without the
Landlord's  prior  written  permission.
     5.  REPAIRS  AND  MAINTENANCE
         -------------------------
         (a)  The  Tenant  shall, at its own cost and expense, maintain and make all repairs and replacements to the Leased Premises, except structural (structural defined as load bearing walls, steel, foundation and roof structure), provided that any damage to the foregoing is not caused by the negligence or intentional act or omission of the Landlord, its servants, employees or agents. Should damage to the Leased Premises be caused by the negligence or intentional act or omission of Landlord, its servants, employees or agents then, at Landlord's option, Landlordshall either promptly effect all repairs required as a result of such damage or reimburse to Tenant the costs and expenses associated therewith.
         (b) The Tenant covenants and agrees that it shall not cause or permit any waste (other than reasonable wear and tear and loss due to casualty), damage, disfigurement or injury to the Leased Premises, or any overloading of the floors of the building constituting part of the Leased Premises.
         (c) (i) The Landlord agrees to maintain the Premises (not including the Leased Premises) and Common Storage Areas in good order and repair, unless damage thereto shall have been caused by the negligence or intentional act or omission of the Tenant, its agents, employees, contractors or invitees.
     (ii) The Landlord shall maintain, repair and keep free and clear of ice and snow, the driveways, parking areas, sidewalks and steps to the Leased Premises and the Common Storage Area.
     6.  UTILITIES
         ---------
         The Landlord shall provide to the Leased Premises and Common Storage Area, and shall be responsible for paying at its own cost and expense, all utility meter charges, deposits, service charges and utilities, including gas, electric, city water, sewer, garbage disposal and standby sprinkler charges, if any.
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     7.  TAXES
         -----
         The Landlord shall pay all real estate taxes assessed against the Leased Premises including the land and buildings by the Township of Edison, during  the  Term  of  this  Lease.
     8.  INSURANCE
         ---------
         (a) Landlord will pay the annual insurance premium to enable Landlord to carry, for the benefit of the Tenant, fire insurance with full extended coverage, including vandalism and malicious mischief in the Edison, New Jersey area, in an amount equivalent, in Landlord's reasonable judgment, to the full replacement value of the insurable improvements to the Premises.
         (b) The Tenant covenants and agrees that it will carry liability insurance, which said insurance shall be in the minimum amount of $2,000,000.00 per occurrence, and a minimum amount of $500,000.00 for property damage, and the Tenant further covenants and agrees that it will add and maintain as a party insured by such policy the interest of the Landlord, and upon request will furnish Landlord with a certificate of said liability insurance in a form reasonably satisfactory to Landlord. Tenant shall be responsible for paying all premiums and other amounts due in connection with said insurance. The amount of Tenant's insurance shall not limit Tenant's liability hereunder.
         (c) It is expressly understood and agreed that all above-mentioned policies of insurance shall contain a clause that the same will not be canceled except upon thirty (30) days' written notice to any insured parties in interest.
         (d) Landlord and Tenant each hereby releases the other from liability for damage or destruction to the Premises containing the Leased Premises and the improvements located on the Property, whether or not caused by acts or omissions of the other party, caused by or resulting from any risks required to be insured against by Landlord or Tenant pursuant to this Lease; provided, however, such release shall only be in force and effect in respect of damage or destruction normally covered by standard policies of fire insurance with extended coverage (whether or not such coverage is in effect). Each part shall cause its fire insurance policies to contain a provision whereby the insurer either waives any right of subrogation against the other party or agrees that such a release shall not invalidate the insurance, whichever is obtainable.
     9.  FIXTURES
         --------
         (a) The Tenant is given the right and privilege of installing and removing (without damage to real property or, if damage is caused to real property, with adequate repairs thereto) its personal property, furniture, equipment and fixtures in the Leased Premises, it being understood and agreed, however, that in the event of: (i) default by the Tenant under the terms and conditions of this Lease; or (ii) upon the expiration of this Lease; or (iii) if the Tenant moves out or is dispossessed and, in the case of (i), (ii) or (iii) above, Tenant fails to remove any such property, equipment and fixtures or other property within thirty (30) days after such default or removal pursuant to the applicable terms and conditions of this Lease; then and in any such event, the said property, equipment and fixtures or other property shall be deemed, at the option of the Landlord, to be abandoned, (and become Landlord's property) or in lieu thereof, at the Landlord's option, it may remove such property and charge the reasonable cost and expense of removal and storage to the Tenant.
         (b) Anything to the contrary contained herein notwithstanding it is expressly understood and agreed that the Tenant may without injury to real property install, connect and operate equipment as may be deemed necessary by the Tenant to conduct its business subject to applicable rules and regulations of governmental agencies, boards and bureaus having jurisdiction thereof; provided, in any event, that subject to the terms and conditions of this article and article 9(a), the machinery and fixtures belonging to the Tenant shall, at all times, be considered and intended to be personal property of the Tenant, and not part of the realty, and subject to removal, by the Tenant, and that the Tenant, at its own cost and expense, pays for any damage to the Leased Premises caused by such installation and removal.
     10.  ASSIGNMENT  AND  SUBLETTING
          ---------------------------
     (a) Tenant will not assign or sublet this Lease in whole or part, nor sublet all or any part of the Leased Premises.
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     (b)       Notwithstanding  section  (a)  above, Tenant shall have the right without Landlord's consent, to assign this Lease all or any portion of the Leased Premises to a corporation or other entity which controls, is controlled by or is controlled in common with Tenant or to a successor by merger, consolidation or a sale of all or substantially all of the assets of the capital stock of Tenant. The term "control" as used herein shall mean holding more than fifty (50%) percent of the voting interest in such entity. Notwithstanding any approved assignment, the Tenant shall remain fully liable on this Lease and shall not be released from performing any of the terms, covenants and conditions of this Lease.
11.  FIRE  OR  OTHER  CASUALTY  LOSS
     -------------------------------
         (a) In case of damage by fire or other casualty to the building in which the Leased Premises is located, if the damage is so extensive as to require substantial reconstruction of such building, this Lease shall cease at either party's option and the rent shall be apportioned as of the time of damage. Substantial reconstruction shall mean damage so extensive that the cost of restoration shall be fifty percent (50%) of the entire cost of the demolition of the damaged building and the erection of a new building of the same size and design shall exceed fifty percent (50%) of the replacement cost of the building immediately prior to such damage.
         (b) In all other cases of damages by fire or other casualty to the Leased Premises or the building of which it is a part, the Landlord shall repair (using proceeds of insurance claim) the damage with reasonable dispatch, and if the damage has rendered the Leased Premises untenantable, in whole or in part, there shall be an apportionment of the rent until the damage has been repaired. In determining what constitutes reasonable dispatch, consideration shall be given to delays caused by strikes, governmental approvals, adjustment of insurance claims and other causes beyond the Landlord's control.
         (c) If the restoration is not completed within six (6) months after the occurrence of the fire or other casualty, Tenant shall have the right to terminate this Lease, without penalty therefor, by forthwith giving written notice thereof to Landlord.

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
     12.  COMPLIANCE  WITH  LAWS,  RULES  AND  REGULATIONS
          ------------------------------------------------
            (a) Tenant shall, at Tenant's sole cost and expense, without notice or demand from Landlord, faithfully observe and comply with all laws, rules and requirements of all county, municipal, state, federal and other applicable governmental authorities, now in force, or which may hereafter be in force, pertaining to Tenant's manner of use and occupancy and use of the Leased Premises (including in connection with Tenant's surrender of the Leased Premises upon the expiration or termination of this Lease). Tenant shall not be required to make any alterations to the structural elements of the Premises, Leased Premises or Common Storage Areas in order to comply with any such laws, rules and requirements except to the extent that such non-compliance is a direct result of any alterations made by the Tenant.
             (b) Tenant agrees to comply with all applicable requirements of the Industrial Site Recovery Act ("ISRA") N.J.S.A. l3:1K-6 et seq. and the Spill
                                          --------
Compensation  and  Control  Act ("Spill Act") N.J.S.A. 58:l0-23 et seq., and all
                                              --------
regulations promulgated in connection therewith regarding any substances or materials placed or used upon the Leased Premises by Tenant, its agents, employees or contractors. All references to ISRA and/or the Spill Act in this Lease shall be deemed to include any predecessor or successor statute(s) to same.
             (c) That in case the Tenant shall fail or neglect to comply with the aforesaid statutes, ordinances, rules, orders, regulations and requirements or any of them, or in case the Tenant shall neglect to maintain the Leased Premises or fail to make any necessary repairs called for in the Lease, then the Landlord or the Landlord's agents may after thirty (30) days' written notice and Tenant's failure to cure within said period, unless Tenant has commenced in a material manner efforts to comply or to make such repairs or maintenance and diligently prosecutes same to completion (except, in the case of an emergency, action may be taken immediately), enter Leased Premises and make such repairs, effect such maintenance necessary to comply with any and all of the said statutes, ordinances, rules, orders, regulations or requirements, at the reasonable cost and expense (including experts and reasonable attorney's fees) of the Tenant and in case of the Tenant's failure to pay therefore, the said cost and expense shall be added to the next month's rent and be due and payable as such, or the Landlord may deduct the same from the balance of any monies remaining with Landlord. The failure by the Landlord to take any action hereunder, or the delay by Landlord in taking any action, shall not place any liability or obligation on the Landlord. This provision is in addition to the right of the Landlord to terminate this Lease by reason of any default on the part of the Tenant.
       13.  INSPECTION  BY  LANDLORD
            ------------------------
         The Tenant agrees that the said Landlord's agents, and other representatives, shall have the right to enter into and upon Leased Premises, or any part thereof, at all reasonable hours for the purpose of inspecting the same upon reasonable advance notice to Tenant, except in the event of emergency, for effecting such maintenance, making such repairs or alterations therein as may be necessary for the safety and preservation thereof.
       l4.  RIGHT  OF  RE-ENTRY
            -------------------
             If the Leased Premises, or any part thereof, shall become vacant due to the Tenant's removal or failure to pay rent and other charges payable hereunder during the said term, or should the Tenant be evicted by summary proceedings or by other judicial process, the Landlord or Landlord's representatives may re-enter the same, either by force or otherwise, without being liable to prosecution therefore; and relet the Leased Premises as the Agent of the Tenant and receive rent thereof; applying the same, first to the payment of such reasonable expenses as the Landlord may incur in reentering, and then to the payment of the rent due by the Tenant. The Tenant, however, shall continue to remain liable for any deficiency. Notwithstanding anything to the contrary contained herein, Tenant shall have the right to terminate this Agreement on ninety (90) days prior written notice pursuant to Section 2.
       15.  DEFAULT
            -------
             (a) It is expressly understood and agreed that subject to the terms and conditions of the within Lease, in case the Leased Premises shall be abandoned by Tenant, or if default be made in the payment of the fixed rent or other monetary obligations due hereunder to be paid for by the Tenant and such default shall continue for a period of thirty (30) days after written notice
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from  the  Landlord  to  the  Tenant,  and  if  such default shall not have been remedied  or  cured  by  Tenant  within  said  thirty  (30)  day  period;  or
             (b) If the Tenant defaults in the prompt and full performance of any of the provisions of this Lease, or if the Tenant shall fail to comply with any of the statutes, ordinances, rules, orders, regulations and requirements of the federal, state, county and municipal government; and such default shall continue for a period of thirty (30) days after written notice from the Landlord to the Tenant, and if such default shall not have been remedied or cured by Tenant within said thirty (30) day period, or if the Tenant shall file a petition in bankruptcy or arrangement, or be adjudicated a bankrupt or make an assignment for the benefit of creditors or take advantage of any insolvency act, or any involuntary petition or similar pleading is filed in any court under any section of any state or federal bankruptcy act seeking to declare Tenant bankrupt or seeking a plan of reorganization for Tenant and such petition or pleading is not removed within forty-five (45) days after its filing. Notwithstanding the foregoing, Tenant shall be granted such additional time as is reasonably required to remedy or cure any such default, provided, Tenant diligently  prosecutes  such  remedy  or  cure  to  completion.
             (c) Then and in any such event of default under (a) and (b) above Landlord may, with or without any demand whatsoever or further notice, pursue any one or more of the following remedies: (i) Landlord shall have the right, at its election, to cancel and terminate this Lease and dispossess Tenant; or,
(ii) Landlord shall have the right without terminating or canceling this Lease to declare all amounts and rents due under this Lease for the remainder of the existing term (or any applicable extension or renewal thereof) to be immediately due and payable, and thereupon all rents and other charges due hereunder to the end of the initial term or any renewal term, if applicable, shall be accelerated; (iii) Landlord may elect to enter and repossess the Leased Premises and relet the Leased Premises for Tenant's account, holding Tenant liable in damages for all expenses incurred in any such reletting (including without limitation advertising expenses, brokerage commissions, attorney's fees, and repairs, replacements, alterations and improvements) and for any difference between the amount of rent received from such reletting and that due and payable
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under  the  terms  of  this  Lease;  or  (iv) Landlord may enter upon the Leased
Premises and do whatever Tenant is obligated to do under the terms of this Lease (and Tenant agrees to reimburse Landlord on demand for any reasonable expenses which Landlord may incur in effecting compliance with Tenant's obligations under this Lease and Tenant further agrees that Landlord shall not be liable for any damages resulting to the Tenant from such action)other than damages caused by Landlord's negligence or willful misconduct. All such remedies of Landlord shall be cumulative, and in addition, Landlord may pursue any other remedies that may be permitted by law or in equity. Forbearance by Landlord to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of such default.
             (d) It is expressly understood and agreed, however, that the Landlord's right to terminate this Lease, pursuant to the terms and conditions of the foregoing subparagraph (b) as to failure to comply with said statutes, etc., of the federal, state, county and municipal government, shall be subject to the Tenant's right of curing, or beginning to cure, any condition or event upon which the Landlord relies for terminating this Lease, within thirty (30)
days  after  the  written  notice  provided  in  subparagraph  (a)  above.
             (e) Notwithstanding anything to the contrary contained herein, Tenant shall have the right to terminate this Agreement on ninety (90) days prior written notice pursuant to Section 2.
       l6.  NOTICES
            -------
             All notices required or permitted to be given to the Landlord or to the Tenant shall be made in writing and given in person or by certified mail, return receipt requested, or by reliable overnight carrier addressed to parties hereto, at the addresses set forth on the first page of this Lease.
       17.  NONWAIVER  BYPARTIES
            --------------------
             Failure of either party to insist upon the strict performance of any provisions or to exercise any option or enforce any rules and regulations shall not be construed as a waiver for the future of any such provision, rule or option. The receipt by Landlord of rent with knowledge of the breach of any
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provision  of  this  Lease  shall  not  be  deemed  a waiver of such breach.  No provision of this Lease shall be deemed to have been waived unless such waiver be in writing signed by both parties. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly rent shall be deemed to be other than on account of the earliest rent then unpaid nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy provided in this Lease.
       18.  LIABILITY  OF  TENANT  FOR  DEFICIENCY
            --------------------------------------
             In the event that the relation of the Landlord and Tenant may cease or terminate by reason of the re-entry of the Landlord under the terms and conditions contained in this Lease or by the ejectment of the Tenant by summary proceedings or other judicial process, or after the abandonment of the premises by the Tenant, it is hereby agreed that the Tenant shall remain liable to pay in monthly payments the rent which accrued subsequent to the re-entry by the Landlord, and the Tenant expressly agrees to pay as damages for the breach of the covenants herein contained the difference between the rent reserved and the rent collected and received (after deducting costs and expenses), if any, by the Landlord, during the remainder of the unexpired term, and such difference or deficiency between the rent reserved herein and the rent collected, if any, shall become due and payable in monthly payments during the remainder of the unexpired term, as the amounts of such difference or deficiency shall from time to time be ascertained. Notwithstanding anything to the contrary contained herein, Tenant shall have the right to terminate this Agreement on ninety (90) days prior written notice pursuant to Section 2.
       19.  RIGHT  OF  TENANT  TO  MAKE  ALTERATIONS  AND  IMPROVEMENTS
            -----------------------------------------------------------
             Except as otherwise set forth herein, the Tenant may not make alterations, additions or improvements to the Leased Premises without the written consent of the Landlord which consent shall not be unreasonably withheld, conditioned or delayed. Such alterations, additions or improvements shall be in conformity with applicable governmental and insurance company
                                       10
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requirements and at the end of the term of this Lease shall either be removed by the Tenant (without damage to real property or, if damage is caused to real property, with adequate repairs thereto) or remain as part of the Leased
Premises. In the event the Landlord requires that they be removed the Tenant shall place the Leased Premises in the same condition as it was prior to such alterations, additions or improvements (reasonable wear and tear and loss due to casualty excepted). Notwithstanding the foregoing, Landlord's approval shall not be required for Tenant's installation of electrical outlets, sinks, and sink connections.
       20.  NON-LIABILITY  OF  LANDLORD
            ---------------------------
             Except if due to any leaks in the roof of the Premises or the negligence or willful acts of Landlord, its agents or employees, it is expressly understood and agreed by and between the parties to this agreement that the
Landlord shall not be liable for any damage or injury to person or property caused by or resulting from steam, electricity, gas, water, rain, ice or snow, or any leak or flow from or into any part of said building, or from any damage or injury resulting or arising from any other cause or happening whatsoever, nor shall Landlord be liable for any damage caused by other tenants, if any, or person in, upon or about Leased Premises. It is expressly understood and agreed, in any event, that the Tenant assumes all risk of damage to its property occurring in or about the Leased Premises, except if due to the negligence or willful act of Landlord or due to any leaks in the roof of the Premises.
       21.  HOLDOVER
            --------
             If the Tenant remains in the premises beyond the expiration date of this Lease, as it may have been extended or renewed, such holding over in itself shall not constitute a renewal or extension of this Lease, but in such event a tenancy from "month to month" shall arise at two times the then monthly rent.
       22.  QUIET  ENJOYMENT
            ----------------
             Upon payment by the Tenant of the rents herein provided, and upon the observance and performance of all the covenants, terms and conditions on Tenant's part to be observed and performed, Tenant shall peaceably and quietly hold and enjoy the Leased Premises for the term hereby demised without hindrance
                                       11
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or interruption by Landlord or any other person or persons lawfully or equitably claiming by, through or under the Landlord, subject, nevertheless, to the terms and conditions of this Lease.
       23.  RESERVATION  OF  EASEMENT
            -------------------------
             The Landlord reserves the right to grant itself easements and to enter on the Leased Premises during normal business hours and after notice to Tenant in order to install, at its own cost and expense, driveways, storm drains, sewers and/or utility lines in connection therewith as may be required by the Landlord, or to service, repair, have repaired or replaced, or install, at its own cost and expense, the HVAC system, utility lines, sprinkler system, and structural deficiencies. The Landlord covenants that any such easements granted hereunder shall not have more than a de minimis adverse effect on the Leased Premises or Tenant's use thereof and that Landlord shall use its best efforts so that the foregoing work and easements shall not interfere with the normal operation of Tenant's business.
       24.  ENVIRONMENTAL  RESPONSIBILITY
            -----------------------------
             (a)  Tenant  expressly  covenants  and  agrees  to  indemnify  the
Landlord against any claim, damage, liability, costs, penalties or fines (whether resulting from failure to obtain required permits, or otherwise) which the Landlord may suffer as a result of the Tenant's violation of any portion of ISRA, the Spill Act or any other environmental pollution to the extent caused by the Tenant in its use of the Leased Premises. The Tenant covenants and agrees to notify the Landlord immediately of any claim or notice served upon it with respect to any such claim the Tenant is in violation of ISRA or the Spill Act or is causing other environmental pollution and at its sole cost and expense to immediately take any and all actions required by law.
             (b) Upon the Tenant's removal from the premises Tenant agrees, at all times after said removal to comply with and to indemnify, defend and save Landlord harmless in respect to any and all claims or causes or actions which may be asserted against Landlord by reason of Tenant's violation of ISRA, the Spill Act and any other environmental laws to the extent such violation is caused  by  Tenant  in  its  use  of  the  Leased  Premises.
                                       12
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             (c)  The  Tenant  hereby  agrees not to handle, store or dispose of any hazardous or toxic waste substance upon the Premises which is prohibited by any federal, state or local statute, ordinance or regulation, except in compliance with such applicable laws.
       25.  SUBORDINATION  OF  LEASE
            ------------------------
             This Lease and the term and estate hereby granted are and shall be subject and subordinate to the lien of all mortgages which may now or at any time hereafter affect all or any portion of the land or building of the Landlord's interest therein, and to all renewals, modifications, consolidations, replacements and extensions thereof. The foregoing provisions for the subordination of this Lease shall be self-operative and no further instrument shall be required to effect any such subordination; but Tenant shall, however, upon request by Landlord, at any time or times execute and deliver any and all instruments in a form reasonably acceptable to Tenant that may be necessary or proper to effect such subordination or to confirm or evidence the same. If Tenant shall fail or otherwise refuse to execute a subordination in accordance with this paragraph, then, and upon such event, Tenant shall be deemed to have appointed Landlord and Landlord shall thereupon be regarded as the attorney-in-fact of Tenant, duly authorized for the sole purpose of executing and delivering the required subordination for and on behalf of Tenant. Landlord shall use its best efforts to obtain from any mortgagee an agreement providing that so long as Tenant is not in default under the terms of this Lease, the leasehold estate of Tenant created hereby and Tenant's peaceful and quiet possession of the Demised Premises shall be undisturbed by any foreclosure so long as Tenant continues to comply with the terms of this Lease.
     26.  SURRENDER  OF  DEMISED  PREMISES
          --------------------------------
             Upon the expiration or other termination of the term of this Lease, Tenant shall quit and surrender to the Landlord the Leased Premises, broom clean and in good order, ordinary wear and tear and loss due to casualty excepted. Subject to the provisions herein, the Tenant shall remove all property of the Tenant as directed by Landlord, and failing to do so, Landlord may cause all of said property to be removed at the cost and expense of the Tenant, and Tenant
                                       13
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agrees  to  promptly  pay all costs and expenses incurred thereby.  The Tenant's obligations under this section shall survive the expiration or termination of this Lease.
       27.  CONDEMNATION
            ------------
             If the whole or any part of the Leased Premises shall be acquired or condemned by eminent domain for any public or quasi-public use or purpose, then the term of this Lease shall, at the option of either party, cease and terminate as of the date of title vesting in such proceedings and all rentals shall be paid up to that date and Tenant shall have no claim against Landlord nor the condemning authority for the value of any unexpired term of this Lease. Tenant shall be entitled to seek a separate award against the condemning authority for its fixtures, equipment and moving expenses but same shall have no affect upon Landlord's claim.
  28.  FEES  AND  EXPENSES
       -------------------
             (a) In case suit shall be brought for recovery of possession of the Leased Premises, for the recovery of rent or any other amount due under the provisions of this Lease, or because of the breach of any other covenant herein contained on the part of Tenant to be kept or performed, and a breach shall be established, Tenant shall pay to Landlord all expenses incurred therefore, including  a  reasonable  attorney's  fee.
             (b) In the event Tenant shall fail to pay any rent or other sums due, and such failure shall continue for thirty (30) days, then, in addition to Landlord's rights herein, interest shall accrue thereon at the rate of eight percent (8%) per annum from the thirty-first day after due date to the date of payment.
       29.  NO  REPRESENTATIONS  BY  LANDLORD
            ---------------------------------
             Neither Landlord nor Landlord's agents have made any representations or promises with respect to the physical condition of the building, the land upon which it is erected or the Leased Premises, the rents, leases, expenses of operation or any other matter or thing affecting or related to the Premises except as herein expressly set forth and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this Lease. Tenant has inspected the building and the Leased Premises and is thoroughly acquainted with their condition, and agrees to take the same "as is" and acknowledges that the taking of possession of the Leased Premises by Tenant shall be conclusive evidence that the Leased Premises and the building of which the same form a part were in good and satisfactory condition at the time such possession was so taken, except as to latent defects and condition of the roof. All understandings and agreements heretofore made between the parties hereto are merged in this contract, which alone fully and completely expresses the agreement between Landlord and Tenant and any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of it in whole or in part, unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.
        30.   GOVERNING  LAW
              --------------
             The Lease shall be governed in all respects by the laws of the State of New Jersey.
        31.   CLEANING  AND  HEATING,  VENTILATION  AND  AIR-CONDITIONING
              -----------------------------------------------------------
             (a) Except as otherwise provided herein and at no additional cost to Tenant, Landlord shall cause the Leased Premises to be cleaned to the same extent in which such Leased Premises are being cleaned as of the date of this agreement.
             (b) Landlord, at its sole cost and expense, shall maintain and operate the Building's heating, ventilating and air-conditioning systems (herein collectively called the "HVAC system") and shall furnish ventilation, cooling and heat in the Leased Premises and Common Storage Areas through the HVAC system during Tenant's regular business hours and in such amounts sufficient for the conduct of Tenant's use specified in Section 4.
        32.   BIND  AND  INURE
              ----------------
             The terms, covenants and conditions of the written Lease shall be binding upon and inure to the benefit of each of the parties hereto, their respective executors, administrators, heirs and successors and assigns, as the case may be.
        33.   SEVERABILITY
              ------------
             If any term, covenant, condition or provision of this Lease, or the application therefor to any person or circumstance, shall ever be held to be invalid or unenforceable, then in each such event the remainder of this Lease or the application of such term, covenant, condition or provision to any other person or any other circumstance (other than those as to which it shall be invalid or unenforceable) shall not be thereby affected, and each term, covenant, condition and provision hereof shall remain valid and enforceable to the fullest extent permitted by law.
        34.   SECURITY
              --------
             Landlord shall provide, at no additional cost to Tenant, building security to the Premises in the same manner as has been provided by Landlord to Tenant prior to the date hereof. Landlord shall have no liability whatsoever for any damages, costs, or expenses incurred by Tenant or its employees or invitees resulting from insufficient security at the Leased Premises. Tenant shall be solely responsible for obtaining and paying for any additional security it deems necessary or appropriate to protect its property and for the safety of its employees or invitees.
        35.   ACCESS
              ------
             Tenant and its employees, licensees, and invitees shall have access to the Leased Premises and Common Storage Areas at all times, 24 hours per day, 365 days per year, for the conduct of Tenant's business in accordance with the terms of this Lease Agreement.

            IN WITNESS WHEREOF, the parties hereto above placed their hands and seals or caused these presents to be signed by their proper corporate officers and caused their proper corporate seals to be hereunto affixed, the day and year first above written.

WITNESS:                         NEW  BRUNSWICK  SCIENTIFIC  CO.,  INC.


______________________     By:________________________________
               Name:
                                   Title:


WITNESS:           DGI  BIOTECHNOLOGIES,  INC.


______________________     By:________________________________
                              Name:
                              Title:
                                       17
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